Supplement to the
Fidelity® U.S. Treasury Money Market Fund, Fidelity Government Money Market Fund, and Fidelity Money Market Fund
June 29, 2010
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisors to the funds.

SMF-10-01  October 1, 2010
1.713587.123

Supplement to the

Fidelity® Government Money Market Fund (SPAXX), Fidelity Money Market Fund (SPRXX),
and Fidelity U.S. Treasury Money Market Fund (FDLXX)

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2010

Effective October 1, 2010, the master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the funds.

SMFB-10-02  October 1, 2010
1.713588.116